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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-12
                              POOL PROFILE (4/6/99)

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                                      --------------------  --------------------
                                              Bid                 Tolerance
                                      --------------------  --------------------
AGGREGATE PRINCIPAL BALANCE                  $200,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Apr-99
INTEREST RATE RANGE                       5.750% - 7.750%
GROSS WAC                                           6.63%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       358          (+/- 2 month)

WALTV                                                 79%          (maximum 83%)

CALIFORNIA %                                          20%          (maximum 24%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  2%          (maximum  5%)

AVERAGE LOAN BALANCE                             $340,951     (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE                  $999,118   (maximum $1,500,000)

CASH-OUT REFINANCE %                                   0%          (maximum  3%)

PRIMARY RESIDENCE %                                  100%          (minimum 96%)

SINGLE-FAMILY DETACHED %                              97%          (minimum 93%)

FULL DOCUMENTATION %                                  36%          (minimum 32%)

UNINSURED (greater than) 80% LTV %                    15%          (maximum 19%)

TEMPORARY BUYDOWNS                                     0%          (maximum  4%)

WEIGHTED AVERAGE FICO SCORE                           732          (minimum 726)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-12
                               PRICING INFORMATION

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RATING AGENCIES                                    TBD by Norwest

PASS THRU RATE                                              6.25%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                        1.11%

PRICING DATE

FINAL STRUCTURE DUE DATE                                09-Apr-99       9:00 AM

SETTLEMENT DATE                                         28-Apr-99

ASSUMED SUB LEVELS                                            AAA        3.150%
                                                               AA        1.150%
                                                                A        0.750%
                                                              BBB        0.500%
                                                               BB        0.250%
                                                                B        0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-12. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                     Brad Davis (301)846-8009
                                                    Wayne Creadick (301)846-8452


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